SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):

                                February 9, 2004


                          EN POINTE TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                         000-28052                     75-2467002
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(State or other jurisdiction       (Commission File Number)         (I.R.S Employer
  of incorporation)                                                Identification No.)


   100 N. Sepulveda Blvd., 19th Floor
       El Segundo, California                           90245
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(Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (310) 725-5200
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                                       N/A
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         (Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired: None.

         (b) Pro Forma Financial Information: None.

         (c) Exhibits:

                  EXHIBIT
                  NUMBER                     DESCRIPTION

                   99.1 Press release of En Pointe Technologies, Inc. dated February 9, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 9, 2004, En Pointe Technologies, Inc. issued a press release to report its financial results for the quarter ended December 31, 2003. The Company also announced that its Chief Financial Officer, Mr. Kevin Ayers, was resigning effective February 17, 2004 and that Mr. Javed Latif the Company's Senior Vice President Operations will be taking his place. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             EN POINTE TECHNOLOGIES, INC.


Date:  February 10, 2004                     By: /s/ Kevin D. Ayers
                                                 ---------------------------
                                                 Kevin D. Ayers
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

        Exhibit                                                                                    Sequential
        Number                                         Description                                  Page No.
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        99.1        Press release of En Pointe Technologies, Inc. dated February 9, 2004.                 5
